SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     April 26, 2004

Giant Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of
incorporation or organization)

001-10398	86-0642718
(Commission File Number)	(IRS Employer Identification No.)

23733 North Scottsdale Road Scottsdale, Arizona 85255
(Address of Principal Executive Offices) (Zip Code)

(602) 585-8888
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

     Giant Industries, Inc. (“Giant”) executed a Supplemental Indenture dated as of April 26, 2004, among Giant Industries, Inc., the Subsidiary Guarantors listed as signatories thereto, and the Bank of New York, as Trustee. The Supplemental Indenture will eliminate substantially all of the restrictive covenants in the indenture with respect to the Company’s 9% Senior Subordinated Notes due 2007 (the “Notes”). Although the Supplemental Indenture was executed, the amendments in it will not become operative until Giant purchases the Notes, which is expected to occur on or about May 3, 2004.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
99.1	Supplemental Indenture dated as of April 26, 2004, among Giant Industries, Inc., the Subsidiary Guarantors listed as signatories thereto, and the Bank of New York, as Trustee

ITEM 9. REGULATION FD DISCLOSURES

     Giant Industries, Inc. issued the following three press releases on the dates noted thereon.

Contact:	Mark B. Cox
Vice President, Treasurer, & Chief Financial Officer
Giant Industries, Inc.
(480) 585-8888

FOR IMMEDIATE RELEASE

April 27, 2004

GIANT INDUSTRIES, INC. ANNOUNCES RECEIPT OF TENDERS AND CONSENTS UPON EXPIRATION OF THE CONSENT SOLICITATION PERIOD IN CONNECTION WITH ITS TENDER OFFER AND CONSENT SOLICITATION FOR $150 MILLION OF 9% SENIOR SUBORDINATED NOTES DUE 2007

Scottsdale, Arizona, April 27, 2004 — Giant Industries, Inc. [NYSE: GI] (“Giant” or the “Company”) announced today that at the expiration of the consent solicitation period at 5:00 p.m., New York City time, on April 26, 2004 (the “Consent Date”), it had received tenders and consents from holders of approximately $116 million principal amount of its 9% Senior Subordinated Notes due 2007 (the “Notes”) (CUSIP Numbers 374508AB5 & 374508AD1) in connection with its previously announced cash tender offer for the Notes (the “Tender Offer”). The Tender Offer will expire at 12:00 midnight, New York City time, on Monday, May 10, 2004 (the “Expiration Date”), unless extended or earlier terminated. At the expiration of the consent solicitation period, Giant executed a supplemental indenture governing the notes that will eliminate substantially all of the restrictive covenants in the indenture. Although the supplemental indenture was executed, the amendments will not become operative until Giant purchases the Notes, which is expected to occur on or about May 3, 2004 (the “Initial Payment Date”).

Under the terms of the Tender Offer, holders who validly tendered on or prior to the Consent Date will receive the total consideration of $1,033.75 per $1,000 principal amount of Notes, which includes a consent payment of $30.00 per $1,000 principal amount of Notes. Giant expects to make payment to such holders on or about the Initial Payment Date. Holders who validly tender their Notes after the Consent Date and prior to the Expiration Date will receive as payment for the Notes $1,003.75 per $1,000 principal amount of Notes, which does not include the $30.00 per $1,000 principal amount of Notes consent payment. Giant expects to make payment to such holders on or about Tuesday, May 11, 2004. In either case, holders who validly tender Notes accepted for purchase also will be paid accrued and unpaid interest up to, but not including, the applicable date of payment. Giant anticipates redeeming any remaining Notes not tendered in the tender offer on or about Friday, June 11, 2004.

The Tender Offer is contingent upon the satisfaction of certain conditions, including the Company having issued new senior subordinated notes due 2014 with terms and conditions satisfactory to the Company in an aggregate principal amount of not less than $150 million. If any of the conditions is not satisfied, Giant is not obligated to accept for payment, purchase or pay for, and may delay the acceptance for payment of, any tendered Notes, and may even terminate the Tender Offer. Full details of the terms and conditions of the Tender Offer are included in Giant’s Offer to Purchase and Consent Solicitation Statement dated April 13, 2004, copies of which may be obtained from Global Bondholder Services Corporation, the information agent for the Tender Offer and the Consent Solicitation.

Giant has engaged Banc of America Securities LLC to act as the exclusive dealer manager and solicitation agent for the Tender Offer and the Consent Solicitation. Questions regarding the Tender Offer and the Consent Solicitation may be directed to Banc of America Securities LLC, Attn: High Yield Special Products, at (888) 292-0070 (U.S. toll free) or (704) 388-9217 (collect). Requests for documentation may be directed to Global Bondholder Services Corporation, Attn: Corporate Actions, at (212) 430-3774 (collect; for banks and brokers) or (866) 470-3500 (toll free; for all other than banks and brokers).

This announcement is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of consent with respect to any securities. The Tender Offer is being made solely by the Offer to Purchase and Consent Solicitation Statement dated April 13, 2004.

Company Information and Forward-Looking Statements

Giant, headquartered in Scottsdale, Arizona, is a refiner and marketer of petroleum products. Giant owns and operates one Virginia and two New Mexico crude oil refineries, a crude oil gathering pipeline system based in Farmington, New Mexico, which services the New Mexico refineries, finished products distribution terminals in Albuquerque, New Mexico and Flagstaff, Arizona, a fleet of crude oil and finished product truck transports, and a chain of retail service station/convenience stores in New Mexico, Colorado, and Arizona. Giant is also the parent company of Phoenix Fuel Co., Inc., an Arizona wholesale petroleum products distributor. For more information, please visit Giant’s website at www.giant.com.

This press release contains forward-looking statements that involve known and unknown risks and uncertainties. Forward-looking statements are identified by words or phrases such as believes,” “expects,” “anticipates,” “estimates,” “should,” “could,” “plans,” “intends,” “may,” “project,” “predict,” “will,” variations of such words and phrases, and other similar expressions. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate, and the forward-looking statements based on these assumptions could be incorrect. While these forward-looking statements are made in good faith, and reflect the Company’s current judgment regarding such matters, actual results could vary materially from the forward-looking statements. Important factors that could cause actual results to differ from forward-looking statements include, but are not limited to: our success in issuing at least $150 million in aggregate principal amount of new senior subordinated notes due 2014 with terms and conditions satisfactory to us; our success in completing the repurchase or redemption of the existing notes; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to the Company, or persons acting on behalf of the Company, are expressly qualified in their entirety by the foregoing. Forward-looking statements made by the Company represent its judgment on the dates such statements are made. The Company assumes no obligation to update any forward-looking statements to reflect new or changed events or circumstances.

Contact:	Mark B. Cox
Vice President, Treasurer, & Chief Financial Officer
Giant Industries, Inc.
(480) 585-8888

FOR IMMEDIATE RELEASE

April 27, 2004

GIANT INDUSTRIES, INC. ANNOUNCES PRICING OF COMMON STOCK OFFERING

Scottsdale, AZ – April 27, 2004 – Giant Industries, Inc. (NYSE: GI) today announced that it has priced its common stock offering.

Giant priced its common stock offering of 3.0 million shares at a public offering price of $18.50 per share. The net proceeds to Giant will be approximately $51.8 million. In addition, in connection with the offering, Giant granted the underwriters an option for a period of 30 days from the initial offering to purchase up to an additional 450,000 shares of common stock to cover over-allotments, if any. Giant plans to use all of the net proceeds of the common stock offering to redeem a portion of the outstanding principal amount of its 11% senior subordinated notes due 2012 through the exercise of the “equity clawback” provisions of the indenture governing the notes.

The common stock will be issued under Giant’s registration statement on file with the Securities and Exchange Commission. Giant expects that the common stock will be issued on Monday, May 3, 2004, subject to customary closing conditions.

Banc of America Securities LLC is the book-running manager for the offering. The offering is made only by means of a prospectus, and copies of the prospectus related to the offering may be obtained from the book-running manager for the offering at the following address: Banc of America Securities LLC, 9 West 57th Street, 30th Floor, New York, New York 10019.

This press release does not constitute an offer to sell or a solicitation of an offer to buy shares of common stock, nor shall there be any sale of common stock in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Company Information and Forward Looking Statements

Giant, headquartered in Scottsdale, Arizona, is a refiner and marketer of petroleum products. Giant owns and operates one Virginia and two New Mexico crude oil refineries, a crude oil gathering pipeline system based in Farmington, New Mexico, which services the New Mexico refineries, finished products distribution terminals in Albuquerque, New Mexico and Flagstaff, Arizona, a fleet of crude oil and finished product truck transports, and a chain of retail service station/convenience stores in New Mexico, Colorado, and Arizona. Giant is also the parent company of Phoenix Fuel Co., Inc., an Arizona wholesale petroleum products distributor. For more information, please visit Giant’s website at www.giant.com.

This press release contains forward-looking statements that involve known and unknown risks and uncertainties. Forward-looking statements are identified by words or phrases such as believes,” “expects,” “anticipates,” “estimates,” “should,” “could,” “plans,” “intends,” “may,” “project,” “predict,” “will,” variations of such words and phrases, and other similar expressions. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate, and the forward-looking statements based on these assumptions could be incorrect. While these forward-looking statements are made in good faith, and reflect the Company’s current judgment regarding such matters, actual results could vary materially from the forward-looking statements. Important factors that could cause actual results to differ from forward-looking statements include, but are not limited to: our success in completing the offering of common stock; our success in completing the redemption of the existing notes; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to the Company, or persons acting on behalf of the Company, are expressly qualified in their entirety by the foregoing. Forward-looking statements made by the Company represent its judgment on the dates such statements are made. The Company assumes no obligation to update any forward-looking statements to reflect new or changed events or circumstances.

Contact:	Mark B. Cox
Vice President, Treasurer, & Chief Financial Officer
Giant Industries, Inc.
(480) 585-8888

FOR IMMEDIATE RELEASE

April 28, 2004

GIANT INDUSTRIES, INC. ANNOUNCES PRICING OF
SENIOR SUBORDINATED NOTES OFFERING

Scottsdale, AZ – April 28, 2004 – Giant Industries, Inc. (NYSE: GI) today announced that it has priced its senior subordinated notes offering.

Giant priced its offering of $150 million aggregate principal amount of 8% senior subordinated notes due 2014 at a discount to yield 8-1/4%. The net proceeds before expenses to Giant will be approximately $147,466,500. Giant plans to use all of the net proceeds of the senior subordinated notes offering, together with cash on hand, to repurchase or redeem all $150 million aggregate principal amount of its 9% senior subordinated notes due 2007.

The senior subordinated notes will be issued under Giant’s registration statement on file with the Securities and Exchange Commission. Giant expects that the senior subordinated notes will be issued on Monday, May 3, 2004, subject to customary closing conditions.

Banc of America Securities LLC is the book-running manager for the offering. The offering is made only by means of a prospectus, and copies of the prospectus related to the offering may be obtained from the book-running manager for the offering at the following address: Banc of America Securities LLC, 9 West 57th Street, 30th Floor, New York, New York 10019.

This press release does not constitute an offer to sell or a solicitation of an offer to buy senior subordinated notes, nor shall there be any sale of senior subordinated notes in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Company Information and Forward Looking Statements

Giant, headquartered in Scottsdale, Arizona, is a refiner and marketer of petroleum products. Giant owns and operates one Virginia and two New Mexico crude oil refineries, a crude oil gathering pipeline system based in Farmington, New Mexico, which services the New Mexico refineries, finished products distribution terminals in Albuquerque, New Mexico and Flagstaff,

Arizona, a fleet of crude oil and finished product truck transports, and a chain of retail service station/convenience stores in New Mexico, Colorado, and Arizona. Giant is also the parent company of Phoenix Fuel Co., Inc., an Arizona wholesale petroleum products distributor. For more information, please visit Giant’s website at www.giant.com.

This press release contains forward-looking statements that involve known and unknown risks and uncertainties. Forward-looking statements are identified by words or phrases such as believes,” “expects,” “anticipates,” “estimates,” “should,” “could,” “plans,” “intends,” “may,” “project,” “predict,” “will,” variations of such words and phrases, and other similar expressions. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate, and the forward-looking statements based on these assumptions could be incorrect. While these forward-looking statements are made in good faith, and reflect the Company’s current judgment regarding such matters, actual results could vary materially from the forward-looking statements. Important factors that could cause actual results to differ from forward-looking statements include, but are not limited to: our success in completing the offering of senior subordinated notes; our success in completing the repurchase or redemption of the existing notes; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to the Company, or persons acting on behalf of the Company, are expressly qualified in their entirety by the foregoing. Forward-looking statements made by the Company represent its judgment on the dates such statements are made. The Company assumes no obligation to update any forward-looking statements to reflect new or changed events or circumstances.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIANT INDUSTRIES, INC.

/s/ Roger Sandeen

Roger Sandeen Vice President and Chief Accounting Officer (Principal Accounting Officer)

Date: April 28, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Supplemental Indenture dated as of April 26, 2004, among Giant Industries, Inc., the Subsidiary Guarantors listed as signatories thereto, and the Bank of New York, as Trustee